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                               THE RESERVE FUNDS
        Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust:
     New York Tax-Exempt, California II Tax-Exempt, Connecticut Tax-Exempt,
                 Florida Tax-Exempt, Massachusetts Tax-Exempt,
          Michigan Tax-Exempt, New Jersey Tax-Exempt, Ohio Tax-Exempt
                       and Pennsylvania Tax-Exempt Funds

                       Supplement dated November 17, 1999
         to the Statement of Additional Information dated July 31, 1999
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          INVESTMENT MANAGEMENT, DISTRIBUTION AND CUSTODIAN AGREEMENTS
The sub section entitled, "Custodian, Independent Accountant and Counsel" should be revised to delete the reference to Dechert Price & Rhoads, and as such should read as follows:

Custodian and Independent Accountant. The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004 is Custodian of the Fund's securities and cash pursuant to a Custodian Agreement. The Bank of New York, 1 Wall Street, New York, NY 10286 and Custodial Trust Company, 101 Carnegie Center, Princeton, NJ 08540 are Custodians for the Fund for limited purposes in connection with certain repurchase agreements. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036 is the Fund's independent accountant.

                           HOW TO BUY AND SELL SHARES
The third paragraph under the subsection entitled "Reserve Cash Performance Account" should be updated to read as follows:

VISA cardholders may be liable for the unauthorized use of their card if the Fund or the bank is not notified of the theft or loss within two (2) business days. If the Fund or the bank is notified of the theft or loss within the specified time period, the cardholder is only liable for that amount set by governing Federal regulations, currently $50. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Check Card. If a card is lost or stolen, the cardholder should report the loss immediately by telephoning the issuing bank, currently BankOne at 402-331-5152 or 800-996-4324, which can be reached 24 hours a day, seven (7) days a week or the Fund at 800-637-1700 or 212-401-5500 during normal business hours (Monday through Friday, 9:00 AM to 5:00 PM, Eastern time).